Exhibit 99.2

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

		June 30,	March 31,	Linked Quarter	June 30,
	(dollars in thousands)	2007	2007	% Change	2006	% Change

Assets	Cash and due from banks	$1,405,696	$1,237,008	14%	$1,409,537	(0)%
	Federal funds sold	9,700	506,400	(98)	56,600	(83)
	Cash and cash equivalents	1,415,396	1,743,408	(19)	1,466,137	(3)
	Loans held for sale	31,618	48,447	(35)	43,825	(28)
	Trading securities	77,472	156,241	(50)	91,148	(15)
	Securities available for sale	13,221,171	12,333,705	7	11,074,128	19
	Securities held to maturity	14,585,714	14,811,708	(2)	14,415,921	1
	Loans:
	Commercial real estate:
	Investor developer	2,376,510	2,562,842	(7)	2,329,475	2
	Residential construction	497,202	344,144	44	320,749	55
		2,873,712	2,906,986	(1)	2,650,224	8
	Commercial loans:
	Term	2,627,535	2,432,065	8	2,028,761	30
	Line of credit	1,830,054	1,790,734	2	1,702,539	7
		4,457,589	4,222,799	6	3,731,300	19
	Owner-occupied	3,000,421	3,007,211	(0)	2,613,555	15
		7,458,010	7,230,010	3	6,344,855	18
	Consumer:
	Mortgages (1-4 family residential)	2,299,516	2,256,222	2	2,198,114	5
	Installment	283,717	282,667	0	265,639	7
	Home equity	3,299,510	3,119,327	6	2,714,150	22
	Credit lines	153,114	138,794	10	100,544	52
		6,035,857	5,797,010	4	5,278,447	14
	Total loans	16,367,579	15,934,006	3	14,273,526	15
	Less allowance for loan losses	160,694	155,912	3	140,746	14
		16,206,885	15,778,094	3	14,132,780	15
	Bank premises and equipment, net	1,882,287	1,801,998	4	1,494,333	26
	Goodwill and other intangible assets	145,335	145,923	(0)	148,846	(2)
	Other assets	609,647	552,108	10	569,181	7
	Total assets	$48,175,525	$47,371,632	2%	$43,436,299	11%

Liabilities	Deposits:
	Demand:
	Noninterest-bearing	$9,376,914	$9,321,584	1%	$8,653,739	8%
	Interest-bearing	18,859,695	18,682,011	1	14,269,002	32
	Savings	10,524,414	10,580,371	(1)	10,765,985	(2)
	Time	5,627,242	5,391,900	4	4,361,036	29
	Total deposits	44,388,265	43,975,866	1	38,049,762	17

	Other borrowed money	545,310	122,725	344	2,568,445	(79)
	Other liabilities	349,226	391,848	(11)	291,732	20
		45,282,801	44,490,439	2	40,909,939	11

Stockholders'	Common stock	194,119	192,751	1	186,662	4
Equity	Capital in excess of par value	1,812,341	1,779,523	2	1,646,984	10
	Retained earnings	1,059,127	1,007,299	5	863,229	23
	Accumulated other comprehensive (loss) income	(123,847)	(49,364)	151	(154,043)	(20)
		2,941,740	2,930,209	0	2,542,832	16

	Less treasury stock, at cost	49,016	49,016	0	16,472	198
	Total stockholders' equity	2,892,724	2,881,193	0	2,526,360	15
	Total liabilities and stockholders' equity	$48,175,525	$47,371,632	2%	$43,436,299	11%

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

(dollars in thousands)	June 30,	March 31, 2007			June 30, 2006
	2007	Actual	$ Change	% Change	Actual	$ Change	% Change
Assets
Cash and due from banks	$1,405,696	$1,237,008	$168,688	14%	$1,409,537	$(3,841)	(0)%
Federal funds sold	9,700	506,400	(496,700)	(98)	56,600	(46,900)	(83)
Cash and cash equivalents	1,415,396	1,743,408	(328,012)	(19)	1,466,137	(50,741)	(3)
Loans held for sale	31,618	48,447	(16,829)	(35)	43,825	(12,207)	(28)
Trading securities	77,472	156,241	(78,769)	(50)	91,148	(13,676)	(15)
Securities available for sale	13,221,171	12,333,705	887,466	7	11,074,128	2,147,043	19
Securities held to maturity	14,585,714	14,811,708	(225,994)	(2)	14,415,921	169,793	1

Loans	16,367,579	15,934,006	433,573	3	14,273,526	2,094,053	15
Less allowance for loan losses	160,694	155,912	4,782	3	140,746	19,948	14
	16,206,885	15,778,094	428,791	3	14,132,780	2,074,105	15
Reserve %	1.04%	1.03%			1.04%
Bank premises and equipment, net	1,882,287	1,801,998	80,289	4	1,494,333	387,954	26
Other assets	754,982	698,031	56,951	8	718,027	36,955	5
Total assets	$48,175,525	$47,371,632	$803,893	2%	$43,436,299	$4,739,226	11%
Liabilities
Deposits:
Demand:
Noninterest-bearing	$9,376,914	$9,321,584	$55,330	1%	$8,653,739	$723,175	8%
Interest-bearing	18,859,695	18,682,011	177,684	1	14,269,002	4,590,693	32
Savings	10,524,414	10,580,371	(55,957)	(1)	10,765,985	(241,571)	(2)
Time	5,627,242	5,391,900	235,342	4	4,361,036	1,266,206	29
Total deposits	44,388,265	43,975,866	412,399	1	38,049,762	6,338,503	17

Core deposits	43,013,805	42,698,696	315,109	1	36,783,874	6,229,931	17

Total other liabilities	894,536	514,573	379,963	74	2,860,177	(1,965,641)	(69)
	45,282,801	44,490,439	792,362	2	40,909,939	4,372,862	11

Stockholders' Equity	2,892,724	2,881,193	11,531	0	2,526,360	366,364	15
Total liabilities and stockholders' equity	$48,175,525	$47,371,632	$803,893	2%	$43,436,299	$4,739,226	11%

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

		June 30,	December 31,
	(dollars in thousands)	2007	2006

Assets	Cash and due from banks	$1,405,696	$1,207,390
	Federal funds sold	9,700	9,300
	Cash and cash equivalents	1,415,396	1,216,690
	Loans held for sale	31,618	52,741
	Trading securities	77,472	106,007
	Securities available for sale	13,221,171	11,098,113
	Securities held to maturity	14,585,714	14,884,982
	(market value 06/07-$14,171,224; 2006-$14,617,764)
	Loans	16,367,579	15,607,049
	Less allowance for loan losses	160,694	152,053
		16,206,885	15,454,996
	Bank premises and equipment, net	1,882,287	1,753,670
	Goodwill and other intangible assets	145,335	141,631
	Other assets	609,647	562,986
	Total assets	$48,175,525	$45,271,816

Liabilities	Deposits:
	Demand:
	Noninterest-bearing	$9,376,914	$8,936,824
	Interest-bearing	18,859,695	16,853,457
	Savings	10,524,414	10,459,306
	Time	5,627,242	5,038,624
	Total deposits	44,388,265	41,288,211

	Other borrowed money	545,310	777,404
	Other liabilities	349,226	405,103
		45,282,801	42,470,718

Stockholders'	Common stock, 194,119,379 shares issued (189,738,423 shares in 2006)	194,119	189,738
Equity	Capital in excess of par value	1,812,341	1,744,691
	Retained earnings	1,059,127	958,770
	Accumulated other comprehensive (loss) income	(123,847)	(65,240)
		2,941,740	2,827,959

	Less treasury stock, at cost, 1,874,923 shares (1,231,081 shares in 2006)	49,016	26,861
	Total stockholders' equity	2,892,724	2,801,098
	Total liabilities and stockholders' equity	$48,175,525	$45,271,816

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Statements of Income
(unaudited)

		Three Months Ended			Six Months Ended
		June 30,			June 30,
	(dollars in thousands, except per share amounts)	2007	2006	% Change	2007	2006	% Change

Interest	Interest and fees on loans	$278,863	$236,890	18%	$549,633	$451,864	22%
income	Interest on investments	376,245	325,022	16	731,553	620,098	18
	Other interest	2,000	250	700	7,733	663	1,066
	Total interest income	657,108	562,162	17	1,288,919	1,072,625	20

Interest	Interest on deposits:
expense	Demand	177,289	118,085	50	341,031	216,025	58
	Savings	72,954	64,157	14	145,072	118,161	23
	Time	60,521	41,174	47	119,384	77,435	54
	Total interest on deposits	310,764	223,416	39	605,487	411,621	47
	Interest on other borrowed money	3,519	19,809	(82)	7,651	34,137	(78)
	Total interest expense	314,283	243,225	29	613,138	445,758	38

	Net interest income	342,825	318,937	7	675,781	626,867	8
	Provision for credit losses	12,550	7,500	67	22,550	14,001	61
	Net interest income after provision for credit losses	330,275	311,437	6	653,231	612,866	7

Noninterest	Deposit charges and service fees	116,913	91,653	28	222,119	173,934	28
income	Other operating income	59,659	51,303	16	111,025	100,024	11
	Net investment securities (losses) gains	0	0	0	2,879	0	0
	Total noninterest income	176,572	142,956	24	336,023	273,958	23

	Total Revenues	519,397	461,893	12	1,011,804	900,825	12

Noninterest	Salaries and benefits	171,494	150,630	14	339,253	295,455	15
expense	Occupancy	58,626	45,487	29	116,698	91,727	27
	Furniture and equipment	45,271	39,656	14	88,123	75,616	17
	Office	16,808	14,398	17	33,111	29,871	11
	Marketing	10,694	11,699	(9)	21,127	19,510	8
	Other	85,002	71,914	18	152,368	136,939	11
	Total noninterest expenses	387,895	333,784	16	750,680	649,118	16

	Income before income taxes	118,952	120,609	(1)	238,574	237,706	0
	Provision for federal and state income taxes	42,049	41,089	2	83,735	80,889	4
	Net income	$76,903	$79,520	(3)%	$154,839	$156,817	(1)%

	Net income per common and common equivalent share:
	Basic	$0.40	$0.43	(7)%	$0.81	$0.86	(6)%
	Diluted	$0.39	$0.41	(5)	$0.79	$0.82	(4)
	Average common and common equivalent shares outstanding:
	Basic	191,552	184,437	4	190,421	182,686	4
	Diluted	197,462	193,842	2	196,987	191,914	3
	Cash dividends, common stock	$0.13	$0.12	8%	$0.26	$0.24	8%

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Statements of Income
(unaudited)

		Three Months Ended
		June 30,	March 31,		June 30,
	(dollars in thousands, except per share amounts)	2007	2007	% Change	2006	% Change

Interest	Interest and fees on loans	$278,863	$270,770	3%	$236,890	18%
income	Interest on investments	376,245	355,308	6	325,022	16
	Other interest	2,000	5,733	(65)	250	700
	Total interest income	657,108	631,811	4	562,162	17

Interest	Interest on deposits:
expense	Demand	177,289	163,742	8	118,085	50
	Savings	72,954	72,118	1	64,157	14
	Time	60,521	58,863	3	41,174	47
	Total interest on deposits	310,764	294,723	5	223,416	39
	Interest on other borrowed money	3,519	4,132	(15)	19,809	(82)
	Total interest expense	314,283	298,855	5	243,225	29

	Net interest income	342,825	332,956	3	318,937	7
	Provision for credit losses	12,550	10,000	26	7,500	67
	Net interest income after provision for credit losses	330,275	322,956	2	311,437	6

Noninterest	Deposit charges and service fees	116,913	105,206	11	91,653	28
income	Other operating income	59,659	51,366	16	51,303	16
	Net investment securities (losses) gains	0	2,879	(100)	0	0
	Total noninterest income	176,572	159,451	11	142,956	24

	Total Revenues	519,397	492,407	5	461,893	12

Noninterest	Salaries and benefits	171,494	167,759	2	150,630	14
expense	Occupancy	58,626	58,072	1	45,487	29
	Furniture and equipment	45,271	42,852	6	39,656	14
	Office	16,808	16,303	3	14,398	17
	Marketing	10,694	10,433	3	11,699	(9)
	Other	85,002	67,366	26	71,914	18
	Total noninterest expenses	387,895	362,785	7	333,784	16

	Income before income taxes	118,952	119,622	(1)	120,609	(1)
	Provision for federal and state income taxes	42,049	41,686	1	41,089	2
	Net income	$76,903	$77,936	(1)%	$79,520	(3)%

	Net income per common and common equivalent share:
	Basic	$0.40	$0.41	(2)%	$0.43	(7)%
	Diluted	$0.39	$0.40	(3)	$0.41	(5)
	Average common and common equivalent shares outstanding:
	Basic	191,552	189,278	1	184,437	4
	Diluted	197,462	196,505	0	193,842	2
	Cash dividends, common stock	$0.13	$0.13	0%	$0.12	8%

	Return on average assets	0.65%	0.68%		0.76%
	Return on average equity	10.57	10.87		12.83

Commerce Bancorp, Inc. and Subsidiaries
Selected Consolidated Financial Data
(unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
			%			%
	2007	2006	Change	2007	2006	Change
	(dollars and shares in thousands)			(dollars and shares in thousands)

Income Statement Data:
Net interest income	$342,825	$318,937	7%	$675,781	$626,867	8%
Provision for credit losses	12,550	7,500	67	22,550	14,001	61
Noninterest income	176,572	142,956	24	336,023	273,958	23
Total revenues	519,397	461,893	12	1,011,804	900,825	12
Noninterest expense	387,895	333,784	16	750,680	649,118	16
Net income	76,903	79,520	(3)	154,839	156,817	(1)

Per Share Data:
Net income - Basic	$0.40	$0.43	(7)%	$0.81	$0.86	(6)%
Net income - Diluted	0.39	0.41	(5)	0.79	0.82	(4)

Book value - Basic				$15.05	$13.60	11%
Book value - Diluted				14.55	12.96	12

Revenue per share - Diluted	$10.52	$9.53	10%	$10.27	$9.39	9%

Weighted Average Shares Outstanding:
Basic	191,552	184,437		190,421	182,686
Diluted	197,462	193,842		196,987	191,914

Balance Sheet Data:

Total assets				$48,175,525	$43,436,299	11%
Loans (net)				16,206,885	14,132,780	15
Allowance for credit losses				169,459	148,383	14
Securities available for sale				13,221,171	11,074,128	19
Securities held to maturity				14,585,714	14,415,921	1
Total deposits				44,388,265	38,049,762	17
Core deposits				43,013,805	36,783,874	17
Stockholders' equity				2,892,724	2,526,360	15

Capital:

Stockholders' equity to total assets				6.00%	5.82%

Risk-based capital ratios:
Tier I				11.72	11.81
Total capital				12.43	12.53

Leverage ratio				6.06	6.03

Performance Ratios:

Cost of funds	2.89%	2.54%		2.88%	2.41%
Net interest margin	3.22	3.39		3.25	3.46
Return on average assets	0.65	0.76		0.66	0.77
Return on average total stockholders' equity	10.57	12.83		10.72	12.92

The following summary presents information regarding non-performing loans and assets as of June 30, 2007 and the preceding four quarters (dollar amounts in thousands).

	June 30,	March 31,	December 31,	September 30,	June 30,
	2007	2007	2006	2006	2006
Non-accrual loans:
Commercial	$22,381	$20,526	$33,686	$33,658	$34,904
Consumer	15,462	15,343	11,820	9,325	8,927
Commercial real estate:
Construction	8,509	8,575	3,531	496	1,708
Mortgage	4,328	2,277	1,565	1,828	2,523
Total non-accrual loans	50,680	46,721	50,602	45,307	48,062

Restructured loans:
Commercial	-	-	-	-	2,941
Consumer	-	-	-	-	-
Commercial real estate:
Construction	-	-	-	-	-
Mortgage	-	-	-	-	-
Total restructured loans	-	-	-	-	2,941

Total non-performing loans	50,680	46,721	50,602	45,307	51,003

Other real estate/foreclosed assets	5,235	5,000	2,610	2,022	1,369

Total non-performing assets	55,915	51,721	53,212	47,329	52,372

Loans past due 90 days or more
and still accruing	965	658	620	441	583

Total non-performing assets and
loans past due 90 days or more	$56,880	$52,379	$53,832	$47,770	$52,955

Total non-performing loans as a
percentage of total period-end
loans	0.31%	0.29%	0.32%	0.31%	0.36%

Total non-performing assets as a
percentage of total period-end assets	0.12%	0.11%	0.12%	0.11%	0.12%

Total non-performing assets and loans
past due 90 days or more as a
percentage of total period-end assets	0.12%	0.11%	0.12%	0.11%	0.12%

Allowance for credit losses as a
percentage of total non-performing
loans	334%	351%	317%	341%	291%

Allowance for credit losses as a percentage
of total period-end loans	1.04%	1.03%	1.03%	1.05%	1.04%

Total non-performing assets and loans
past due 90 days or more as a
percentage of stockholders' equity and
allowance for credit losses	2%	2%	2%	2%	2%

The following table presents, for the periods indicated, an analysis of the allowance for credit losses and other related data: (dollar amounts in thousands)

	Three Months Ended		Six Months Ended		Year Ended
	06/30/07	06/30/06	06/30/07	06/30/06	12/31/06

Balance at beginning of period	$164,057	$142,913	$160,269	$141,464	$141,464
Provisions charged to operating expenses	12,550	7,500	22,550	14,001	33,700
	176,607	150,413	182,819	155,465	175,164

Recoveries on loans charged-off:
Commercial	1,065	2,095	2,186	2,628	5,987
Consumer	330	624	619	1,135	1,604
Commercial real estate	62	317	297	318	385
Total recoveries	1,457	3,036	3,102	4,081	7,976

Loans charged-off:
Commercial	(5,951)	(3,028)	(10,245)	(7,214)	(14,107)
Consumer	(2,570)	(1,972)	(5,544)	(3,684)	(8,179)
Commercial real estate	(84)	(66)	(673)	(265)	(585)
Total charge-offs	(8,605)	(5,066)	(16,462)	(11,163)	(22,871)
Net charge-offs	(7,148)	(2,030)	(13,360)	(7,082)	(14,895)

Balance at end of period	$169,459	$148,383	$169,459	$148,383	$160,269

Net charge-offs as a percentage of
average loans outstanding	0.18%	0.06%	0.17%	0.11%	0.11%

Net Allowance Additions	$5,402	$5,470	$9,190	$6,919	$18,805

Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
(unaudited)

	June 2007			March 2007			June 2006
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
(dollars in thousands)
Earning Assets
Investment securities
Taxable	$26,645,741	$369,794	5.57%	$25,237,398	$348,630	5.60%	$23,851,645	$319,271	5.37%
Tax-exempt	571,408	8,415	5.91	611,725	8,984	5.96	559,733	7,322	5.25
Trading	105,198	1,509	5.75	96,838	1,290	5.40	113,049	1,525	5.41
Total investment securities	27,322,347	379,718	5.57	25,945,961	358,904	5.61	24,524,427	328,118	5.37
Federal funds sold	150,675	2,000	5.32	436,031	5,733	5.33	19,898	250	5.04
Loans
Commercial mortgages	5,443,872	96,125	7.08	5,447,516	95,522	7.11	4,784,584	83,903	7.03
Commercial	4,143,332	80,595	7.80	4,024,615	77,457	7.81	3,492,946	66,879	7.68
Consumer	5,947,306	95,002	6.41	5,711,130	90,500	6.43	5,115,609	80,560	6.32
Tax-exempt	615,035	10,987	7.17	599,202	11,217	7.59	498,492	8,535	6.87
Total loans	16,149,545	282,709	7.02	15,782,463	274,696	7.06	13,891,631	239,877	6.93

Total earning assets	$43,622,567	$664,427	6.11%	$42,164,455	$639,333	6.14%	$38,435,956	$568,245	5.93%

Sources of Funds
Interest-bearing liabilities
Savings	$10,455,936	$72,954	2.80%	$10,448,840	$72,118	2.80%	$10,344,463	$64,157	2.49%
Interest bearing demand	19,173,873	177,289	3.71	17,886,395	163,742	3.71	14,597,277	118,085	3.24
Time deposits	4,152,221	46,518	4.49	3,999,233	43,284	4.39	3,088,653	25,949	3.37
Public funds	1,079,122	14,003	5.20	1,197,869	15,579	5.27	1,224,298	15,225	4.99
Total deposits	34,861,152	310,764	3.58	33,532,337	294,723	3.56	29,254,691	223,416	3.06

Other borrowed money	267,542	3,519	5.28	314,552	4,132	5.33	1,624,229	19,809	4.89
Total deposits and interest-bearing liabilities	35,128,694	314,283	3.59	33,846,889	298,855	3.58	30,878,920	243,225	3.16

Noninterest-bearing funds (net)	8,493,873			8,317,566			7,557,036
Total sources to fund earning assets	$43,622,567	314,283	2.89	$42,164,455	298,855	2.87	$38,435,956	243,225	2.54

Net interest income and
margin tax-equivalent basis		$350,144	3.22%		$340,478	3.27%		$325,020	3.39%

Other Balances
Cash and due from banks	$1,213,084			$1,182,810			$1,278,137
Other assets	2,754,125			2,613,080			2,314,307
Total assets	47,430,063			45,804,220			41,888,789
Total deposits	43,869,934			42,232,192			37,486,585
Demand deposits (noninterest-bearing)	9,008,782			8,699,855			8,231,894
Other liabilities	382,676			390,627			299,622
Stockholders' equity	2,909,911			2,866,849			2,478,353
Allowance for loan losses	159,713			156,125			139,611

Notes -Weighted average yields on tax-exempt obligations have been computed on a tax-equivalent basis assuming a federal tax rate of 35%.
-Non-accrual loans have been included in the average loan balance.
-Consumer loans include loans held for sale.

Commerce Bancorp, Inc. and Subsidiaries
Computation of Net Income Per Share
(dollars in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,

	2007	2006	2007	2006
Basic:
Net income applicable to common stock	$76,903	$79,520	$154,839	$156,817

Average common shares outstanding	191,552	184,437	190,421	182,686

Net income per common share	$0.40	$0.43	$0.81	$0.86

Diluted:
Net income applicable to common stock	$76,903	$79,520	$154,839	$156,817

Average common shares outstanding	191,552	184,437	190,421	182,686
Additional shares considered in diluted
computation assuming:
Exercise of stock options	5,910	9,405	6,566	9,228

Average common and common equivalent
shares outstanding	197,462	193,842	196,987	191,914

Net income per common and common
equivalent share	$0.39	$0.41	$0.79	$0.82